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                                                                  EXHIBIT 10.12


                                 LEASE AGREEMENT
                                  (LEAVENWORTH)

         THIS LEASE AGREEMENT ("Lease") dated as of the 18th day of July, 1997, by and between CCA PRISON REALTY TRUST, a Maryland real estate investment trust ("Landlord") and CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("Tenant").

                                    RECITALS

         WHEREAS, Tenant (or one of Tenant's affiliates) has concurrently conveyed to Landlord the property described in Exhibit A hereto, and Landlord and Tenant desire that Landlord lease such property back to Tenant; and

         WHEREAS, Landlord and Tenant have entered into a Master Agreement to Lease of even date herewith (the "Master Agreement") which sets forth certain agreements of the parties with respect to the lease of various properties including the property that is the subject of this Lease;

         NOW, THEREFORE, in consideration of the premises and of their respective agreements and undertakings herein, Landlord and Tenant agree as follows:

                                    ARTICLE I
                                PREMISES AND TERM

         1.1 Leased Property. Landlord hereby leases to Tenant and Tenant leases from Landlord the Land located in the City of Leavenworth, Leavenworth County, State of Kansas, described in Exhibit A hereto, and all Improvements, Fixtures, and Personal Property thereon or thereto (each as defined in the Master Agreement, and, together with said Land, the "Leased Property"); such Leased Property collectively known and described at the date hereof as the Leavenworth Detention Center;

         SUBJECT, HOWEVER, to the lien of the mortgage debt described in Exhibit B hereto, if any, and to all easements, liens, encumbrances, restrictions, agreements, and other title matters existing as of the date hereof and listed in Exhibit C hereto (collectively the "Permitted Exceptions").

         1.2 Term. The initial term (the "Fixed Term") of the Lease shall be for a fixed term of ten (10) years commencing on July 18, 1997 (the "Commencement Date") and expiring on July 17, 2007 (the "Expiration Date"). The Term of this Lease may be renewed on the mutual agreement of Landlord and Tenant as follows:
(i) provided that Tenant gives Landlord notice on or before the date which is six (6) months prior to the Expiration Date, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease; (ii) provided that Tenant gives Landlord notice on or before the date which is six
(6) months prior to the expiration of the Extended Term, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Second Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as



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set forth in the Lease; and (iii) provided that Tenant gives Landlord notice on or before the date which is six (6) months prior to the expiration of the Second Extended Term, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Third Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease. Tenant's right to so extend the Term of the Lease is conditioned on Landlord's prior approval of the Extended Term, Second Extended Term, or Third Extended Term, as the case may be. The term "Term" used in this Agreement means the Fixed Term, Extended Term, Second Extended Term and Third Extended Term, as appropriate. The term "Lease Year" means each twelve (12) month period during the Term commencing on January 1 and ending on December 31, except the first Lease Year of each Lease shall be the period from the Commencement Date through the following December 31, and the last Lease Year shall end on the date of termination of the Lease if a day other than December 31. Landlord may terminate this Lease prior to the expiration of the Term hereof, at any time following the date which is five (5) years from the date hereof, upon written notice to Tenant not less than eighteen (18) months prior to the effective date of such termination.

                                   ARTICLE II
                                      RENT

         2.1 Base Rent. Tenant shall pay Landlord Base Rent for the Term in advance in consecutive monthly installments payable on the first day of each month during the Term, the Extended Term, Second Extended Term and the Third Extended Term, commencing on the Commencement Date, in accordance with the Base Rent Schedule attached hereto as Exhibit D. If the Commencement Date or the Expiration Date shall be other than on the first day of a calendar month, the initial (or final, as appropriate) monthly installment of Base Rent payable pursuant to the Lease shall be prorated for the number of days until, in the case of the initial monthly installment, the first day of the calendar month following the Commencement Date and, in the case of the final monthly installment, the Expiration Date.

         2.2 Additional Rent. The Base Rent shall be subject to such increases over the Term as determined pursuant to Section 2.02 of the Master Agreement.

         2.3 Other Additional Rent. Tenant shall also pay all Other Additional Rent with respect to the Leased Property, as set forth in the Master Agreement.

                                   ARTICLE III
                           OTHER TERMS AND CONDITIONS

         3.1 Master Agreement Incorporated Herein. All provisions of the Master Agreement (except any provisions expressly therein not to be a part of an individual lease of leased property) are hereby incorporated in and are a part of this Lease of the Leased Property.

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         3.2 Recordation. At the request of Landlord or Tenant, a short form memorandum of this Lease may be recorded in the real estate records of any county which Landlord or Tenant deems appropriate in order to provide legal notice of the existence hereof.

         IN WITNESS WHEREOF, the Landlord and the Tenant have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.

                                             CCA PRISON REALTY TRUST

                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------
                                             CORRECTIONS CORPORATION OF AMERICA

                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------

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                                    EXHIBIT A

                      Legal Description of Leased Property

SURFACE ONLY AS TO ALL TRACTS:

Tract 1:

         Lots 2, 3, 4, 5, 6, 7, and 8, Block 5, LEAVENWORTH INDUSTRIAL PARK, City of Leavenworth, Leavenworth County, Kansas.

Tract 2:

         Lots 2, 4, and 6, Block 4, BREWER PLACE, REPLAT OF BLOCKS 3 AND 4, LEAVENWORTH INDUSTRIAL PARK, City of Leavenworth, Leavenworth County, Kansas.

Tract 3:

         Vacated Highway Terrace bounded by the above tracts.

All being more particularly described as follows:

Beginning at the Southeast corner of Lot 8, Block 5, of said "LEAVENWORTH INDUSTRIAL PARK";

THENCE North 89 degrees 40 minutes 56 seconds West, 410.31 feet along the South line of said Lot 8, also being the North line of Astro Way, to a point on the West line of vacated Highway Terrace, also being on the East line of Lot 6, Block 4, of said "BREWER PLACE REPLAT";

THENCE, South 00 degrees 19 minutes 04 seconds West, 60.00 feet to the Southeast corner of said Lot 6;

THENCE North 89 degrees 40 minutes 56 seconds West, 321.00 feet to the Southwest corner of said Lot 6;

THENCE, North 00 degrees 19 minutes 04 seconds East, 1,278.78 feet to the Northwest corner of Lot 2, Block 5, of said "LEAVENWORTH INDUSTRIAL PARK";

THENCE, along the North line of said Lot 2, also being the South line of Kansas Highway No. 5, South 89 degrees 50 minutes 26 seconds East, 236.60 feet to a point of curvature;

THENCE along a curve to the right, having a delta of 90 degrees 51 minutes 00 seconds a radius of 501.95 feet, an arc length of 795.91 feet;



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THENCE continuing along the West line of said Kansas Highway No.5, also being the East line of said "LEAVENWORTH INDUSTRIAL PARK", South 01 degrees 00 minutes 34 seconds West, 711.48 feet to the "Point of Beginning", NET AREA: 863,056.076 square feet or 19.813 acres, more or less.

                                                    Leavenworth Detention Center
                                         Leavenworth, Leavenworth County, Kansas



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                                    EXHIBIT B

                                  Mortgage Debt

                     Property: Leavenworth Detention Center

This property is subject to the following Mortgage Debt:

            That certain mortgage of First Union National Bank of Tennessee, as Administrative Agent, dated July 18, 1997.



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                                    EXHIBIT C

                              Permitted Exceptions

                     Property: Leavenworth Detention Center

1. General taxes and special assessments for 1997 and subsequent years, not yet due or payable.

2. Restrictive covenants appearing in Book 484, page 37, and as amended in Book 484, page 670 and Book 503, page 1867 and Book 505, page 724, and Book 650, page 1847, and Book 651, page 317.

3. Restrictions, reservations and covenants, if any, as shown on the Plat of Leavenworth Industrial Park, recorded in Plat Book 7, page 99.

4.       Restrictive covenants appearing in Book 475, page 61.

5. Restrictions, reservations and covenants, if any, as shown on the Plat of Brewer Place, Replat of Blocks 3 and 4, Leavenworth Industrial Park, recorded in Plat Book 10, page 41.

6. Building set-back line(s) 40 feet from the unvacated portion of Highway Terrace, Astrow Way and Kansas Highway #5 on Lots 2 through 8, Block 5, Leavenworth Industrial Park.

7. Building set-back line(s) across the 40 feet from Astrow Way and the unvacated portion of Highway Terrace on Lots 2, 4 and 6, Block 4, Brewer Place Replat.

8. License Agreement, dated November 10, 1947, to Cities Service Gas Company recorded January 6, 1948 in Book 357, page 141.

9. All of the coal underlying the subject property was conveyed to Carr Coal Mining and Manufacturing Company in Deed recorded March 23, 1925 in Book 278, page 47.

10. All matters shown on ALTA/ACSM Land Title Survey, dated April 16, 1997, as revised June 20, 1997, prepared by David L. King, Ks. L.S. No. 782, Schmitz, King & Associates, Inc., 3202-B Parallel Parkway, Kansas City, Kansas 66104, Job No. 97046.



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                                    EXHIBIT D

                               Base Rent Schedule

                     Property: Leavenworth Detention Center

         Tenant will pay to Landlord annual Base Rent of $3,300,000.00, payable in equal monthly installments of $275,000.00.

         Base Rent for the Extended Term, Second Extended Term and Third Extended Term shall be equal to the fair market rental value of the Leased Property as of the respective commencement dates thereof.